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                                                                    EXHIBIT 99.c

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                                                                OPL
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                                                      OVERSEAS PARTNERS LTD.
           NUMBER                                                                                               SHARES
                                                        INCORPORATED IN THE
                                                   ISLANDS OF BERMUDA UNDER THE
       COMMON STOCK                      COMPANIES (INCORPORATION BY REGISTRATION) ACT, 1970             SEE REVERSE FOR CERTAIN
                                                                                                                DEFINITIONS


THIS CERTIFIES THAT



                                                             - VOID -



IS THE OWNER OF

                     FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.10 EACH OF THE COMMON STOCK OF

                                                      OVERSEAS PARTNERS LTD.,

    transferable only in accordance with the Memorandum of Association and the Bye-laws of the said Company.  Given under the
    Common Seal of the Company as of the date of this Certificate.
      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officer.

    Dated:



                SECRETARY                                                               PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                                      OVERSEAS PARTNERS LTD.
                                                            CORPORATE
                                                              [SEAL]
                                                               1983
                                                              BERMUDA




                                                                                                COUNTERSIGNED AND REGISTERED:
                                                                                                FIRST UNION NATIONAL BANK
                                                                                                (PHILADELPHIA, PA.)
                                                                                                TRANSFER AGENT AND REGISTRAR

                                                                                                BY

                                                                                                AUTHORIZED SIGNATURE

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